SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):

                                NOVEMBER 18, 2002



                           AVERY COMMUNICATIONS, INC.
               (Exact Name of Registrant as Specified in Charter)

DELAWARE                           000-27095                 22-2227079
(State or Other Jurisdiction       (Commission               (IRS Employer
of Incorporation)                  File Number)              Identification No.)



                            190 SOUTH LASALLE STREET
                                   SUITE 1710
                             CHICAGO, ILLINOIS 60603
               (Address of Principal Executive Offices)(Zip Code)


                                 (312) 419-0077
                             (Registrant's telephone
                          number, including area code)



                                    NO CHANGE
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

         On November 18, 2002, Avery Communications, Inc. announced its financial results for the quarter ended September 30, 2002 and that its Board of Directors had preliminarily approved a prospective going private transaction through a reverse stock split.

         The financial results and prospective going private transaction are more fully described in Avery's press release, which is attached hereto as
Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

         99.1     Press Release dated November 18, 2002.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          AVERY COMMUNICATIONS, INC.

                                          By:     /s/ Thomas C. Ratchford
                                             -----------------------------------
Date: November 18, 2002                       Thomas C. Ratchford
                                              Vice President and Chief Financial
                                              Officer



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